EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-91934.



                                       /s/ Arthur Andersen LLP
                                       -----------------------------------------


Denver, Colorado,
    June 26, 1997

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